Investor Presentation

December 31, 2024

CALIFORNIA BANCORP | CALIFORNIA BANK OF COMMERCE

Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. Examples of forward-looking statements include, among others, statements regarding expectations, plans or objectives for future operations, products or services, loan recoveries, projections, expectations regarding the adequacy of reserves for credit losses and statements about the benefits of our merger with the predecessor Calfornia BanCorp (the "Merger"), as well as forecasts relating to financial and operating results or other measures of economic performance. Forward-looking statements reflect management's current view about future events and involve risks and uncertainties that may cause actual results to differ from those expressed in the forward-looking statement or historical results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to risk related to the Merger, including the risks that costs may be greater than anticipated, cost savings may be less than anticipated, and difficulties in retaining senior management, employees or customers, the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks, changes in real estate markets and valuations; the impact on financial markets from geopolitical conflicts; inflation, interest rate, market and monetary fluctuations and general economic conditions, either nationally or locally in the areas in which the Company conducts business; increases in competitive pressures among financial institutions and businesses offering similar products and services; general credit risks related to lending, including changes in the value of real estate or other collateral, the financial condition of borrowers, the effectiveness of our underwriting practices and the risk of fraud; higher than anticipated defaults in the Company's loan portfolio; changes in management's estimate of the adequacy of the allowance for credit losses or the factors the Company uses to determine the allowance for credit losses; changes in demand for loans and other products and services offered by the Company; the costs and outcomes of litigation; legislative or regulatory changes or changes in accounting principles, policies or guidelines and other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission ("SEC") and other documents the Company may file with the SEC from time to time.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and other documents the Company files with the SEC from time to time.

Any forward-looking statement made in this release is based only on information currently available to management and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as required by law.

Company Overview

Investment Highlights

Market and Footprint

- California is the world's 5th largest economy and the largest banking market in the U.S.[1]
- Bank's footprint covers the best small to middle-market business banking markets in California (1.7 million small to medium-sized businesses in the counties we service)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- Merger between Southern California Bancorp and predecessor California BanCorp closed on July 31, 2024 expanded footprint into Northern California; franchise offers complementary products and services to expanded client base
- Scalable business model of trusted brands offers cost savings and greater efficiency
- New C&I teams established in Irvine in 2022 and Los Angeles in 2024
- Acquisition of Bank of Santa Clarita in late 2021 expanded footprint into desirable banking market of Northern Los Angeles County
- New branches opened in 2021 in high growth areas of West Los Angeles, Encino and Westlake Village

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 37.0% of total deposits at Dec. 31, 2024
- Total loans held for investment of $3.1 billion at Dec. 31, 2024, compared with $3.2 billion at Sept. 30, 2024 and $2.0 billion at Dec. 31, 2023
- Diverse commercial loan portfolio
- Bank's capital exceeds minimums to be "well capitalized," the highest regulatory capital category

1. California data published by the U.S. Bureau of Economic Analysis on December 20, 2024; world data published by The World Bank, as of June 13, 2024.
2. Employment Development Department, State of California; data as of third quarter 2023

California BanCorp

At a Glance

BCAL Nasdaq	San Diego Headquarters	
$487M Market Cap[1]	$4.0B Assets[3]	37.2% 5-Yr Asset CAGR[4]
4 Bank Acquisitions[2] 1 MOE	$3.4B Deposits[3]	38.3% 5-Yr Deposit CAGR[4]

Branch Footprint



Siskiyou
Modoc
Humboldt
Trinity
Shasta
Lassen
Tehama
Plumas
Mendocino
Glenn
Butte
Sierra
Nevada
Lake
Colusa
Yuba
Placer
Sutter
El Dorado
Sonoma
Napa
Yolo
Alpine
Amador
Marin
Solano
Calaveras
Tuolumne
Mono
San Francisco
San Mateo
Santa Cruz
Stanislaus
Mariposa
Merced
Madera
Inyo
San Benito
Fresno
Tulare
Monterey
Kings
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Imperial



Roseville
Woodland
Sacramento
Davis
Rancho Cordo
Windsor
Santa Rosa
Sebastopol
Rohnert Park
Parkway
Elk Grove
Vacaville
Napa
Petaluma
Fairfield
Novato
Vallejo
Lodi
San Rafael
Concord
Stockton
Richmond
Berkeley
San Francisco
Manteca
Oakland
Daly City
Tracy
Livermore
South San Francisco
Hayward
Fremont
Redwood City
Ceres
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill



Victorville
Santa Clarita
Santa Paula
Ventura
Oxnard
Simi Valley
Burbank
Thousand Oaks
Los Angeles
El Monte
Fontana
San Bernardino
Ontario
Riverside
Fullerton
Corona
Torrance
Long Beach
Orange
Santa Ana
Huntington Beach
Temecula
Oceanside
Carlsbad
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

1. Market data as of January 15, 2025.
2. Over the past 10 years.
3. As of December 31, 2024.
4. Compound annual growth rate (CAGR) over five-year period ended December 31, 2024.

Attractive Market Position

California is the Largest Banking Market in the United States

$3.9T	5th	39MM	1.7MM
California GDP	Largest economy in the world behind Germany and ahead of India	2023 Population	Small Businesses

BCAL's Southern California Footprint

$1.6T	16th	23MM	1MM
Combined GDP	Largest economy in the world, behind Spain and ahead of Indonesia	2023 Population	Small Businesses

BCAL's Northern California Footprint

$707MM	21st	6MM	94K
Combined GDP	Largest economy in the world, behind Switzerland and ahead of Poland	2023 Population	Small Businesses


Banks in California
351
272
124
2000
2010
2024


Median California Bank Assets ($MM)
$1,064
$175
$252
2000
2010
2024

Sources: U.S. Bureau of Economic Analysis (2023); World Bank (2023); Census Bureau (July 2023); California Department of Economic Development (2023); S&P Capital IQ.

High Growth Franchise

Since 2019, total assets have grown organically and through strategic M&A by $3.2 billion, or 386%, powered by a dedicated and accomplished team.


July 2018
Acquired Americas United Bank ($230MM Assets)
May 2020
Acquired CalWest Bancorp ($311MM Assets)
November 2020
David Rainer joined BCAL
October 2021
Acquired Bank of Santa Clarita ($425MM Assets)
July 2024
Closed merger of California BanCorp and Southern California Bancorp ($1.86B Assets)
$480
$537
$768
$1,345
$1,579
$2,260
$2,360
$4,032
2017
2018
2019
2020
2021
2022
2023
2024
Assets ($MM)(1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David I. Rainer

Executive Chairman

Banking Experience:

> 40 Years

Steven Shelton

Chief Executive Officer

Banking Experience:

> 40 Years

Richard Hernandez

President

Banking Experience:

> 25 Years

Thomas Dolan

Chief Financial Officer, Company

Banking Experience:

> 40 Years

Michele Wirfel

Chief Operating Officer

Banking Experience:

> 30 Years

Jean Carandang

Chief Financial Officer, Bank

Banking Experience:

> 30 Years

Manisha Merchant

Chief Legal Officer

Banking Experience:

> 25 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, easily accessible, good visibility and efficient operations
- Commercial offices with average deposits for all branches of $242.8 million per branch at Dec. 31, 2024 ($3.40 billion in deposits / 14 branches)

Financial Highlights

Post Merger Our TBV and Capital Ratios Have Increased

Financial Highlights ($ in millions except per share data)	Q4 2024	Q3 2024	FY 2024	FY 2023
Net Income (Loss)	$16.8	$(16.5)	$5.4	$25.9
Diluted EPS	$0.51	$(0.59)	$0.22	$1.39
Pre-tax, Pre-provision Income (PTPP)[1]	$19.4	$0.4	$30.0	$37.8
Return on Average Assets	1.60%	(1.82)%	0.18%	1.12%
Adjusted Return on Average Assets[1]	1.64%	1.01%	1.05%	1.12%
Return on Average Common Equity	13.21%	(15.28)%	1.43%	9.48%
Adjusted Return on Average Common Equity[1]	13.57%	8.44%	8.53%	9.48%
Net Interest Margin	4.61%	4.43%	4.28%	4.33%
Efficiency Ratio[1]	57.4%	98.9%	76.6%	61.3%
Non-performing Assets/Total Assets	0.76%	0.68%	0.76%	0.55%
Allowance for Credit Losses/Total Loans Held for Investment	1.71%	1.80%	1.71%	1.20%

Tangible Book Value & Bank Capital Ratios	December 31, 2024	September 30, 2024	Estimate at July 31, 2024[2]
Tangible Common Equity[1]	$377.8 million	$362.5 million	$383.9 million
Tangible book value per common share[1]	$11.71	$11.28	$10.92
Tangible common equity/tangible assets[1]	9.7%	8.6%	8.5%
Leverage ratio	11.1%	12.4%	10.3%
Common equity tier 1 ratio	12.4%	11.4%	10.7%
Tier 1 capital ratio	12.4%	11.4%	10.7%
Total capital ratio	13.5%	12.5%	11.8%

Strategic Focus

- Efficient post-merger integration, along with the accretion and amortization of accretable marks, are expected to continue driving the positive trend for the earn-back on key capital ratios
- Focused on managing capital for long-term success
- Continued derisking of our balance sheet
- Relationship-based commercial business model
- Maintain strong cash position with multiple sources of readily available liquidity
- Prudent underwriting with adequate reserves
- Dedicated to the creation of shareholder value

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Merger announcement estimates.

Balance Sheet

($ in 000s)	December 31, 2024	September 30, 2024	July 31, 2024	December 31, 2023
Assets				
Cash and Cash Equivalents	$388,162	$614,423	$493,088	$86,793
Debt Securities	195,281	212,694	219,674	183,651
Loans Held for Sale	17,180	33,704	7,338	7,349
Loans Held for Investment	3,139,165	3,199,714	3,211,221	1,957,442
Allowance for Loan Losses	(50,540)	(53,552)	(53,527)	(22,569)
Net Loans	3,088,625	3,146,162	3,157,695	1,934,873
Goodwill and Other Intangibles	134,058	135,546	136,212	38,998
Other Assets	208,348	220,238	236,950	108,588
Total Assets	**4,031,654**	**4,362,767**	**4,250,957**	**2,360,252**
Liabilities				
Total Deposits	$3,398,760	$3,740,915	$3,630,870	$1,943,556
Short-term Borrowings	-	-	-	85,000
Subordinated Debentures	69,725	69,142	68,753	17,865
Other Liabilities	51,333	54,646	64,101	25,679
Total Liabilities	**3,519,818**	**3,864,703**	**3,763,724**	**2,072,100**
Shareholders' Equity				
Common Stock	442,469	441,684	440,724	222,036
Retained Earnings	76,008	59,236	52,259	70,575
Accumulated Other Comprehensive Loss, Net of Taxes	(6,641)	(2,856)	(5,750)	(4,459)
Total Shareholders' Equity	511,836	498,064	487,233	288,152
Total Liabilities & Shareholders' Equity	**4,031,654**	**4,362,767**	**4,250,957**	**2,360,252**

4Q24 Income Statement

Income Statement ($ in 000s)	For the three and 12 months ended December 31, 2024	
	3 months ended	12 months ended
Interest Income		
Loans	$ 54,791	$ 159,960
Securities	1,698	5,827
Other interest income	6,069	14,011
Total Interest Income	62,558	179,798
Interest Expense		
Deposits	16,626	52,761
Borrowings	1,391	4,053
Total Interest Expense	18,017	56,814
Net Interest Income	44,541	122,984
(Reversal of) provision for credit losses	(3,835)	21,690
Net Interest Income after (Reversal of) Provision for Credit Losses	48,376	101,294
Non-interest Income		
Service charges and fees on deposit accounts	911	3,140
Loss on sale of loans	(1,095)	(672)
Bank owned life insurance	823	1,748
Servicing and related income on loans	157	307
Loss on sale of building and related fixed assets	-	(19)
Other charges and fees	208	256
Total Non-interest Income	1,004	4,760
Non-interest Expense		
Salaries, wages and other employee benefits	16,074	49,845
Occupancy	2,314	7,242
Merger and related expenses	643	16,288
Other operating	7,094	24,416
Total Non-interest Expense	26,125	97,791
Net Income Before Income Taxes	23,255	8,263
Income tax expense	6,483	2,830
Net Income	$16,772	$5,433

	For the twelve months ended December 31, 2024
Operating net income	
Net income	$5,433
Addback significant items (tax effected[1]:	
Merger-related expenses	11,988
Day 1 Non-PCD Provision[2]	13,047
Day 1 Unfunded Loan Commitment Provision	1,931
Total significant items	26,966
Adjusted net income[3]	$32,399
Weighted average dilutive shares	24,623,397
Adjusted diluted EPS[4]	$1.32

1. Tax effected significant items are presented using a 29.56% tax rate.
2. Day one provision for credit losses on non-purchased credit deteriorated ("non-PCD") loans.
3. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
4. Adjusted diluted EPS is a non-GAAP measure that is computed by dividing adjusted net income by weighted average dilutive shares.

Net Interest Margin

Yield on Earning Assets
(for three months ended Dec. 31, 2024)

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$3,184,918	$54,791	6.84%
Taxable debt securities	147,895	1,698	4.57%
Tax-exempt debt securities[1]	53,607	305	2.87%
Deposits in other financial institutions	422,032	5,123	4.83%
Fed fund sold/resale agreements	3,353	38	4.51%
Restricted stock investments and other bank stock	30,341	603	7.19%
Total interest-earning assets	$3,842,146	$62,558	6.48%
Total noninterest-earning assets	326,599		
Total Assets	**$4,168,745**		

Net Interest Income ($ in millions)



$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.32%
4.62%
4.71%
4.36%
4.23%
4.05%
3.80%
3.94%
4.43%
4.61%
$23.8
$25.3
$24.9
$23.4
$23.3
$22.6
$20.5
$21.0
$36.9
$44.5
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
Net Interest Income
Net Interest Margin

Cost of Funds
(for three months ended Dec. 31, 2024)

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$704,017	$3,784	2.14%
Money market and savings accounts	1,192,692	8,663	2.89%
Time deposits	359,111	4,179	4.63%
Total interest-bearing deposits	2,255,820	16,626	2.93%
Borrowings:			
Subordinated debt	69,420	1,391	7.97%
Total borrowings	69,420	1,391	7.97%
Total interest-bearing liabilities	$2,325,240	$18,017	3.08%
Noninterest-bearing liabilities:			
Demand deposits	1,283,591		
Other liabilities	55,007		
Shareholders' equity	504,907		
Total Liabilities and Shareholders' Equity	**$4,168,745**		

Total cost of deposits in 4Q24 was 1.87%
Total cost of funds in 4Q24 was 1.99%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate.

Low-Cost Core Deposits

Deposit Mix and Growth at quarter ended:



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12/31/2023: 35%, 32%, 6%, 14%, 6%, 7%
3/31/2024: 34%, 34%, 6%, 13%, 6%, 7%
6/30/2024: 34%, 34%, 6%, 13%, 5%, 8%
9/30/2024: 37%, 29%, 4%, 18%, 6%, 6%
12/31/2024: 37%, 33%, 4%, 17%, 4%, 5%
Noninterest-bearing Demand
Money Market & Savings
Interest Bearing Checking
ICS/R&T Deposits²
Brokered Time Deposits
Time Deposits

92.1% Core deposits[1] | 37.0% Noninterest-bearing deposits to total deposits as of December. 31, 2024

Cost of Deposits for the quarter ended



2.15%
2.10%
2.05%
2.00%
1.95%
1.90%
1.85%
1.80%
1.75%
1.70%
1.65%
4Q23 1.81%
1Q24 2.05%
2Q24 2.12%
3Q24 2.09%
4Q24 1.87%

Total Deposits at quarter ended ($MM)



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
12/31/2023 $1,944
3/31/2024 $1,931
6/30/2024 $1,936
9/30/2024 $3,741
12/31/2024 $3,399

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K and CDARS deposits <$250K.
2. Insured Cash Sweep (ICS) and Reich & Tang Deposit Solutions (R&T) interest-beraing products provide customers with FDIC insurance coverage at ICS or R&T network institutions.

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity		In-Use		Total Available Liquidity	
As of 12/31/2024			*($ in millions)*			
Cash	$	388.2	$	-	$	388.2
AFS Securities		142.0		12.6		129.4
FHLB		780.9		27.0		753.9
Fed DW		318.5		-		318.5
Other Sources		90.5		-		90.5
Total	$	1,720.1	$	39.6	$	1,680.5



$388.2
$129.4
$753.9
$318.5
$90.5
$1,680.5
Cash
AFS Securities
FHLB
Fed DW
Other Sources
Total

Access to ample on-Balance Sheet (BS) and off-BS liquidity (as of 12/31/24)

- On-Balance Sheet Cash = $388.2 million
- Total Borrowing Capacity = $1.19 billion
- Total Available Borrowing Capacity = $1.16 billion
- Total Available Liquidity = $1.68 billion

Loan Portfolio

Total Loans [1] ($MM), at the quarter ended



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
4Q23
1Q24
2Q24
3Q24
4Q24

Yield on Loans, for the quarter ended



7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
6.08%
6.02%
6.21%
6.79%
6.84%
4Q23
1Q24
2Q24
3Q24
4Q24

Contractual Maturity Summary for the next 3 years as of December 31, 2024

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$193.0	6.1%	$28.8	0.9%	$1.2	0.0%
1-4 family residential	17.1	0.5%	31.9	1.0%	15.4	0.5%
Multifamily	22.4	0.7%	32.3	1.0%	40.9	1.3%
Commercial real estate	143.8	4.6%	117.4	3.7%	293.4	9.3%
Commercial & industrial	344.4	10.9%	87.9	2.8%	83.0	2.6%
Others	2.9	0.1%	0.2	0.0%	1.0	0.0%
Total loans	$723.6	22.9%	$298.5	9.4%	$434.9	13.7%
Sponsor Finance	$17.8	0.6%	$20.8	0.7%	$33.6	1.1%
CRE Owner-Occupied (OO)	$54.7	1.7%	$26.4	0.8%	$28.8	0.9%
CRE Non Owner-Occupied (NOO)	$89.1	2.9%	$91.0	2.9%	$264.7	8.4%
CRE Office and Medical/Dental Office	$13.1	0.4%	$26.4	0.8%	$68.7	2.2%

Loan Repricing Summary for the next 3 years as of December 31, 2024

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$794.9	25.2%	$7.2	0.2%	$28.8	0.9%
Other Indexed Rate Loans	142.8	4.5%	245.1	7.8%	241.0	7.6%
Total Variable Rate Loans	$937.7	29.7%	$252.3	8.0%	$269.8	8.5%
Fixed Rate Loans [2]	164.3	5.2%	166.9	5.3%	319.0	10.1%
Total Loans	$1,102.0	34.9%	$419.2	13.3%	$588.8	18.6%
Multifamily	$38.9	1.2%	$30.7	1.0%	$49.0	1.6%
Sponsor Finance	$80.8	2.6%	15.3	0.5%	-	-
CRE Owner-Occupied (OO)	$100.9	3.2%	$111.0	3.5%	$100.5	3.2%
CRE Non Owner-Occupied (NOO)	$182.4	5.8%	$176.6	5.6%	$368.9	11.7%
CRE Office and Medical/Dental Office	$56.1	1.8%	$86.5	2.7%	$107.7	3.4%

1. Total loans include loans held for sale and loans held for investment.
2. Fixed rate loans is based on contractual maturity.

Diverse Loan Portfolio

Total Loan Portfolio[1], as of December 31, 2024

Commercially Focused | Relationship Based



Other[2] 0.8%
Multifamily 7.7%
1-4 SFR 5.2%
Sponsor Finance 3.0%
C&I 19.9%
Construction & Land Dev 7.2%
Total Loans[1] $3.16 billion
CRE[3] 56.0%
CRE - Industrial 16.7%
CRE - Retail 8.9%
CRE - Office 8.8%
CRE - Others 5.8%
CRE - Hotel, 4.3%
CRE - Special Purpose 3.8%
CRE - Medical/Dental Office 3.6%
CRE - Self Storage 2.9%
CRE - Restaurant 1.4%

Total CRE [3] by Location[4], as of December 31, 2024



California - Sacramento 6%
Out of State 8%
California - Los Angeles 25%
California - Bay Area 25%
Total CRE Loans $1.76 billion
California - Ventura 4%
California - San Diego 11%
California - Riverside 5%
California - Others 10%
California - Orange 6%

1. Total loans includes loans held for sale and loans held for investment.
2. Other loans includes loans secured by farmland and consumer loans.
3. CRE loans excludes farmland loans.
4. Location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Low LTV Commercial Real Estate Loans

Total CRE[1] Distribution by LTV[2], as of December 31, 2024



>65% to 70%
6%
> 70%
5%
>60% to 65%
10%
>55% to 60%
11%
< 50%
54%
>50% to 55%
14%

($ in millions)	No. of Loans	Balance [3]	Average Loan Size	Weighted Avg. LTV
CRE – Industrial	275	$527.9	$1.9	47%
CRE – Office	140	$277.2	$2.0	51%
CRE – Retail	169	$281.2	$1.7	46%
CRE – Special Purpose	59	$118.5	$2.1	38%
CRE – Med/Dental Office	109	$113.4	$1.0	51%
CRE – Self Storage	14	$90.8	$6.5	45%
CRE – Restaurant	33	$43.9	$1.2	45%
CRE – Hotel	14	$134.2	$9.6	44%
CRE – Other	81	$181.9	$2.2	48%
Total CRE	894	$1,769.0	$2.0	46%

CRE NOO vs CRE OO by Property Type, as of Dec. 31, 2024



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CRE - Hotel, 11.8%
CRE - Restaurant, 3.0%
CRE - Other, 9.4%
CRE - Med/Dental Office, 4.1%
CRE - Self Storage, 8.0%
CRE - Retail, 21.4%
CRE - Special Purpose, 3.9%
CRE - Office, 19.0%
CRE - Industrial, 19.4%
CRE - Restaurant, 1.5%
CRE - Other, 11.8%
CRE - Med/Dental Office, 10.5%
CRE - Retail, 6.0%
CRE - Special Purpose, 11.8%
CRE - Office, 9.8%
CRE - Industrial, 48.6%
CRE NOO - $1.14 B
CRE OO - $633.3 MM

1. CRE loans excludes farmland loans.
2. Weighted average LTV is based on current loan balance as of December 31, 2024, and collateral value at origination or renewal.
3. Balance includes loans held for sale and loans held for investment as of December 31, 2024.

CRE Office and Medical/Dental Office Loans

CRE Office Distribution by LTV[1], as of December 31, 2024

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	47	$11.2	$0.2	42%
>$0.5 - $2	61	$55.5	$0.9	45%
>$2 - $5	18	$54.0	$3.0	53%
>$5 - $10	7	$47.7	$6.8	57%
>$10 - $20	5	$64.0	$12.8	48%
> $20	2	$44.8	$22.4	58%
CRE – Office	**140**	**$277.2**	**$2.0**	**51%**

CRE Medical/Dental Office Distribution by LTV[1], as of December 31, 2024

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	45	$11.9	$0.3	48%
>$0.5 - $2	48	$42.4	$0.9	50%
>$2 - $5	13	$34.7	$2.7	58%
>$5 - $10	2	$13.5	$6.7	46%
>$10 - $20	1	$10.9	$10.9	41%
CRE – Medical/Dental Office	**109**	**$113.4**	**$1.0**	**51%**

CRE Office and Medical/Dental Office by Location[3], as of December 31, 2024



Out of State 2.9%
California - Los Angeles 25.9%
California - Sacramento 14.2%
California - Bay Area 26.8%
California - San Diego 6.0%
California - Orange 2.4%
California - Others 14.4%
California - Ventura 6.2%
California - Riverside 1.2%

1. Weighted average LTV is based on current loan balance as of December 31, 2024, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of December 31, 2024.
3. Location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Multifamily Loans

Multifamily Loans Distribution by LTV[1], as of December 31, 2024

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	23	$6.5	$0.3	36%
>$0.5 - $2	32	$37.2	$1.2	47%
>$2 - $5	28	$84.3	$3.0	58%
>$5 - $10	10	$75.0	$7.5	60%
>$10 - $20	3	$41.0	$13.7	58%
Multifamily Loans	96	$244.0	$2.5	56%

Multifamily Loans by Location[3], as of Dec 31, 2024



Out of State, 9.3%
California - Bay Area, 9.4%
California - San Diego, 16.8%
California - Los Angeles, 55.2%
California - Others, 9.3%

At December 31, 2024:

- Total multifamily loans were $244.0 million, or 7.7% of total loans, including loans held for sale
- Unfunded loan commitments were $2.9 million, or 0.3 % of total unfunded loan commitments
- 57% are fixed rate loans and 43% are variable rate loans
- No past due multifamily loans and nonperforming loans
- An eight-unit multifamily apartment building with a fair value of $4.1 million is included in other real estate owned (OREO).

1. Weighted average LTV is based on current loan balance as of December 31, 2024, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of December 31, 2024.
3. Location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Loans Held for Investment by Risk Category

($ in Thousands)	Pass	Special Mention	Substandard [1]	Doubtful	Loss	Nonaccrual	Total
			December 31, 2024				
Construction and Land Development	$ 203,484	$ 12,431	$ 1,751	$ -	$ -	$ 9,659	$ 227,325
Real Estate - Other:							
1-4 Family Residential	157,038	-	4,468			2,895	164,401
Multifamily Residential	240,207	3,786	-			-	243,993
Commercial Real Estate and Other	1,709,723	36,026	13,063			8,915	1,767,727
Commercial and Industrial	554,592	10,743	44,752			4,917	615,004
Sponsor Finance	62,512	6,353	27,101			-	95,966
Consumer	24,344	-	405			-	24,749
Total loans held for investment	**$ 2,951,900**	**$ 69,339**	**$ 91,540**	**$ -**	**$ -**	**$ 26,386**	**$ 3,139,165**

($ in Thousands)	Pass	Special Mention	Substandard [1]	Doubtful	Loss	Nonaccrual	Total
			September 30, 2024				
Construction and Land Development	$ 232,302	$ -	$ 5,973	$ -	$ -	$ 9,659	$ 247,934
Real Estate - Other:							
1-4 Family Residential	148,798	847	-			2,895	152,540
Multifamily Residential	252,134	-	-			-	252,134
Commercial Real Estate and Other	1,694,401	44,032	8,370			9,105	1,755,908
Commercial and Industrial	510,668	37,503	38,045			4,002	590,218
Sponsor Finance	138,274	11,066	25,914			-	175,254
Consumer	25,391	-	335			-	25,726
Total loans held for investment	**$ 3,001,968**	**$ 93,448**	**$ 78,637**	**$ -**	**$ -**	**$ 25,661**	**$ 3,199,714**

1. Represents substandard accruing loans.

Credit Profile

Adequate Reserves

($000)	4Q23	1Q24	2Q24	3Q24	4Q24
Nonaccrual Loans					
1-4 Family	$ -	$ -	$ -	$2,895	$2,895
CRE & Multifamily	13,004	6,153	4,696	9,432	8,915
Construction	-	-	-	9,105	9,659
Consumer	-	-	-	-	-
Commercial	-	-	-	4,002	4,917
Total Nonaccrual	**$13,004**	**$6,153**	**$4,696**	**$25,661**	**$26,386**
Accruing Loans past due 90 days or more	-	-	-	37	150
Total Nonperforming Loans	**$13,004**	**$6,153**	**$4,696**	**$25,698**	**$26,536**
Other Real Estate Owned	-	13,114	-	4,083	4,083
Total Nonperforming Assets	**$13,004**	**$19,267**	**$4,696**	**$29,781**	**$30,619**

At December 31, 2024:

- Total non-performing assets (NPAs) increased to $30.6 million, or 0.76% of total assets.
- Nonaccrual loans included 8 purchased credit deteriorated ("PCD") loans. PCD loans with a total net amortized cost of $16.9 million at December 31, 2024, in connection with the merger.
- No loans were downgraded to nonaccrual during the fourth quarter of 2024.



NPAs / Assets
1.000%
0.800%
0.600%
0.400%
0.200%
0.000%
0.55%
0.84%
0.20%
0.68%
0.76%
4Q23
1Q24
2Q24
3Q24
4Q24



ALL/ Total Loans Held for Investment
1.90%
1.70%
1.50%
1.30%
1.10%
0.90%
1.15%
1.18%
1.27%
1.67%
1.61%
4Q23
1Q24
2Q24
3Q24
4Q24

Allowance for Credit Losses as of and for the Three Months Ended December 31, 2024



55M
54M
53M
52M
51M
50M
49M
48M
balance
$53,552K
($146K)
$146K
($316K)
$691K
($1,718K)
($1,527K)
($143K)
$50,540K
1.67%[1] At Sep 30, 2024
1.61%[1] At Dec 31, 2024
prior_total_reserve
Net_Chargeoff
Net_Chargeoff_Refill
Economic_Forecast
Credit_Quality
Loan_Composition
Qualitative
Change_in_Unallocated
current_total_reserve

- At merger close on July 31, 2024, $11.2 million initial one-time allowance for PCD loans acquired in the Merger was recorded. At September 30, 2024, $18.5 million initial one-time provision for credit losses for non-PCD loans acquired in the Merger was recorded.
- During the fourth quarter of 2024, the reversal of provision for credit losses for loans held for investment was $2.9 million. The decrease was driven primarily by the third quarter amount including the one-time initial provision for credit losses on acquired non-PCD loans and decreases in legacy special mention loans and loans held for investment. Additionally, qualitative factors, coupled with changes in the portfolio mix and in the reasonable and supportable forecast, primarily related to the economic outlook for California, which were partially offset by an increase in legacy substandard accruing loans.
- At December 31, 2024, allowance for credit losses ("ACL") was $53.6 million, or 1.71% of total loans held for investment.
- At December 31, 2024, ACL was comprised of allowance for loan losses (ALL) of $50.5 million, or 1.61% of total loans held for investment, and reserve for unfunded loan commitments of $3.1 million.

1. ALL to total loans held for investment.

Noninterest Expense and Total Revenue

Noninterest Expense ($MM) for the quarter ended:



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
98.9%
85.7%
83.5%
68.4%
68.3%
65.9%
57.4%
56.0%
60.5%
$14.6
$0.6
$0.5
$0.5
$15.3
$14.5
$18.5
$23.1
$25.5
4Q23
1Q24
2Q24
3Q24
4Q24
Noninterest expense
Merger expense
Efficiency ratio
Adjusted efficiency ratio 1

Total Revenue[2] ($MM) for the quarter ended:



50
45
40
35
30
25
20
15
10
5
0
$22.5
$21.9
$22.2
$38.1
$45.5
4Q23
1Q24
2Q24
3Q24
4Q24

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Total revenue includes net interest income and noninterest income.

Income Metrics

Net Income (Loss)[3] ($MM)



$20.0
$10.0
$0.0
-$10.0
-$20.0
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
0.75%
0.86%
$0.2
0.03%
1.60%
-1.82%
$4.4
$4.9
($16.5)
$16.8
4Q23
1Q24
2Q24
3Q24
4Q24
Net income
ROAA

Tangible Book Value Per Share (TBVPS)[1,2]



$15.00
$10.00
$5.00
$0.00
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
7.20%
7.91%
0.30%
18.04%
-20.21%
$13.56
$13.69
$13.71
$11.28
$11.71
4Q23
1Q24
2Q24
3Q24
4Q24
TBVPS
ROATCE 1

Pre-Tax Pre-Provision Income[1,3] ($MM)



$7.1
$6.9
$3.2
$0.4
$19.4
4Q23
1Q24
2Q24
3Q24
4Q24

Diluted Earnings (Loss) Per Share[3]



$0.24
$0.26
$0.01
($0.59)
$0.51
4Q23
1Q24
2Q24
3Q24
4Q24

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end.
3. Reflects balance for the quarter ended.

Strong Capital Base

Tangible Common Equity Ratio[1,3]


9.8%
10.1%
10.3%
10.5%
10.7%
11.3%
11.3%
8.58%
9.69%
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Tier 1 Ratio[2,3]


11.1%
11.7%
12.1%
12.4%
12.6%
13.1%
13.3%
11.4%
12.4%
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Total Risk-Based Capital Ratio[2,3]


12.0%
12.6%
13.0%
13.3%
13.5%
14.1%
14.3%
12.5%
13.5%
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Leverage Ratio[2,3]


10.6%
11.2%
11.5%
11.7%
11.7%
12.0%
12.2%
12.4%
11.1%
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix

Non-GAAP Reconciliation

Pre-tax, pre-provision income and adjusted pre-tax, pre-provision income are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. We calculate adjusted pre-tax, pre-provision income by excluding merger and related expenses from pre-tax, pre-provision income (PTPP). Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended					For the twelve months ended	
All dollars in thousands	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2024	2023
Net Interest Income	$22,559	$20,494	$21,007	$36,942	$44,541	$122,984	$94,138
Noninterest (Loss) Income	(102)	1,413	1,169	1,174	1,004	4,760	3,379
Total Net Interest Income and Noninterest Income	22,457	21,907	22,176	38,116	45,545	127,744	97,517
(Deduct): Noninterest expense	15,339	14,981	19,005	37,680	26,125	97,791	59,746
Pre-Tax, Pre-Provision Net Income (non-GAAP)	**$7,118**	**$6,926**	**$3,171**	**$436**	**$19,420**	**$29,953**	**$37,771**
Add: Merger and Related Expenses	-	549	491	14,605	643	16,288	-
Adjusted Pre-Tax, Pre-Provision Income (non-GAAP)	**$7,118**	**$7,475**	**$3,662**	**$15,041**	**$20,063**	**$46,241**	**$37,771**
Average Assets	$2,345,323	$2,309,827	$2,294,678	$3,593,157	$4,168,745	$3,095,915	$2,306,233
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	1.20%	1.21%	0.56%	0.05%	1.85%	0.97%	1.64%

Non-GAAP Reconciliation

Efficiency ratio and adjusted efficiency ratio are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. The adjusted efficiency ratio represents the ratio of noninterest expense less merger and related expenses to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

	For the three months ended					For the twelve months ended	
All dollars in thousands	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2024	2023
Noninterest Expense	$15,339	$14,981	$19,005	$37,680	$26,125	$97,791	$59,746
Deduct: Merger and Related Expenses	-	549	491	14,605	643	16,288	-
Adjusted Noninterest Expense (non-GAAP)	**$15,339**	**$14,432**	**$18,514**	**$23,075**	**$25,482**	**$81,503**	**$59,746**
Net Interest Income	22,559	20,494	21,007	36,942	44,541	122,984	94,138
Plus: Total Noninterest (Loss) Income	(102)	1,413	1,169	1,174	1,004	4,760	3,379
Total Revenue	**$22,457**	**$21,907**	**$22,176**	**$38,116**	**$45,545**	**$127,744**	**$97,517**
Efficiency Ratio (non-GAAP)	**68.3%**	**68.4%**	**85.7%**	**98.9%**	**57.36%**	**76.55%**	**61.27%**
Adjusted Efficiency Ratio (non-GAAP)	**68.3%**	**65.9%**	**83.5%**	**60.5%**	**55.95%**	**63.80%**	**61.27%**

Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Total Stockholders' Equity	$288,152	$292,499	$293,219	$498,064	$511,836
Less: Intangible Assets	38,998	38,933	38,868	135,546	134,058
Tangible Common Equity (non-GAAP)	**$249,154**	**$253,566**	**$254,351**	**$362,518**	**$377,778**
Add: Accumulated Other Comprehensive Loss ("AOCL")	4,459	6,139	6,487	2,856	6,641
Tangible Common Equity Without AOCL (non-GAAP)	**$253,613**	**$259,705**	**$260,838**	**$365,374**	**$384,419**
Total Assets	$2,360,252	$2,289,715	$2,293,693	$4,362,767	$4,031,654
Less: Intangible Assets	38,998	38,933	38,868	135,546	134,058
Tangible Assets (non-GAAP)	**$2,321,254**	**$2,250,782**	**$2,254,825**	**$4,227,221**	**$3,897,596**
Tangible Common Equity Ratio (non-GAAP)	**10.73%**	**11.27%**	**11.28%**	**8.58%**	**9.69%**
Basic Shares Outstanding	18,369,115	18,527,178	18,547,352	32,142,427	32,265,935
Book Value per Share	$15.69	$15.79	$15.81	$15.50	$15.86
Less: Intangible Book Value per Share	$2.13	$2.10	$2.10	$4.22	$4.15
Tangible Book Value per Share (non-GAAP)	**$13.56**	**$13.69**	**$13.71**	**$11.28**	**$11.71**

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) adjusted net income, (2) average tangible common equity, (3) adjusted return on average assets, (4) adjusted return on average equity, (5) return on average tangible common equity, and (6) adjusted return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended					For the twelve months ended	
All dollars in thousands	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2024	2023
Net Income (Loss)	$4,412	$4,935	$190	$(16,464)	$16,772	$5,433	$25,910
Add: After-tax Day1 Provision for Non-PCD loans and Unfunded Loan Commitments[1]	-	-	-	14,978	-	14,978	-
Add: After-tax Merger and Related Expenses [1]	-	547	412	10,576	453	11,988	-
Adjusted Net Income (non-GAAP)	$4,412	$5,482	$602	$9,090	$17,225	$32,399	$25,910
Average Assets	$2,345,323	$2,309,827	$2,294,678	$3,593,157	$4,168,745	$3,095,915	$2,306,233
Average Shareholders' Equity	282,072	289,763	294,121	428,558	504,907	379,815	273,346
Less: Average Intangible Assets	39,035	38,964	38,900	104,409	135,073	79,366	39,195
Average tangible common equity (non-GAAP)	$243,037	$250,799	$255,221	$324,149	$369,834	$300,449	$234,151
Return on Average Assets	0.75%	0.86%	0.03%	(1.82)%	1.60%	0.18%	1.12%
Adjusted Return on Average Assets (non-GAAP)	0.75%	0.95%	0.11%	1.01%	1.64%	1.05%	1.12%
Return on Average Equity	6.21%	6.85%	0.26%	(15.28)%	13.21%	1.43%	9.48%
Adjusted Return on Average Equity (non-GAAP)	6.21%	7.61%	0.82%	8.44%	13.57%	8.53%	9.48%
Return on Average Tangible Common Equity (non-GAAP)	7.20%	7.91%	0.30%	(20.21)%	18.04%	1.81%	11.07%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	7.20%	8.79%	0.95%	11.16%	18.53%	10.78%	11.07%

1. After-tax Day 1 provision for non-PCD loans, unfunded loan commitments and merger and related expenses are presented using a 29.56% tax rate.

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